EXHIBIT 10.28

                    STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement"), dated August 16, 1996, between General Electric Company, a New York corporation ("GE") and Star Technologies, Inc., a Delaware corporation (the "Company").

                      W I T N E S S E T H:

     WHEREAS, GE desires to issue and the Company desires to acquire an option from GE to purchase 11,917 shares of the Company's Series B Senior Preferred Stock, having a par value of $.01 per share and 7,945 shares of the Company's Series C Senior Preferred Stock, having a par value of $.01 per share (collectively, the "Shares") on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I

                       Grant of Option

 Section 1.1  The Option

     GE hereby irrevocably grants to the Company an option (the "Option") to purchase the Shares (including without limitation all rights to accrued and unpaid dividends, whether or not declared) from GE. The Option shall be exercisable by the Company at any time between August 16, 1996 and August 16, 1999, inclusive, by delivery by the Company to GE of a notice substantially in the form attached hereto as Exhibit A, together with payment in the amount of $600,000 (the "Purchase Price").

 Section 1.2   No Rights in Shares

     Except as provided herein, the Company shall have no rights in respect of the Shares until such time as it exercises the Option and makes payment to GE as herein provided.

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                          ARTICLE II

           Representations, Warranties and Covenants

 Section 2.1  Representations, Warranties and Covenants of GE

     GE represents and warrants to and covenants with the Company that:

     (a) GE owns and holds good and valid title to the Shares, free and clear of any liens, pledges, charges, claims, security interests, restrictions, options, commitments or encumbrances (except such restrictions on transferability as are imposed by applicable state and federal securities laws) (collectively, "Charges");

     (b)  GE holds Certificate Nos. B-14 and C-14 evidencing the Shares.
 Upon surrender to the Company of such Certificates by GE, duly endorsed and accompanied by a duly executed stock power, and upon payment of the Purchase Price by the Company, the Company will have obtained good and valid title to the Shares, free and clear of any Charges;

     (c) GE has not granted or permitted to exist any Charges with respect to the Shares, or any rights to acquire any of the Shares, other than such as are granted to the Company hereunder; GE shall not, so long as the Option is exercisable, grant or permit to exist any Charges with respect to the Shares, or any rights to buy or otherwise acquire any of the Shares, other than such as are granted to the Company hereunder, or cause the Shares to be converted, in whole or in part, into Common Stock of the Company;

     (d) GE has the full and unrestricted right, power, capacity and authority to enter into, execute and deliver this Agreement and to transfer and sell good and valid title to the Shares free and clear of any Charges; and

     (e) This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of GE.

 Section 2.2   Representations and Warranties of the Company

     The Company represents and warrants to GE that as of the date first set forth above:

     (a)  The Company has the requisite power to enter into this Agreement;
 and
     (b) This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the Company.

                          ARTICLE III

                     Conditions Precedent

  Section 3.1  Conditions Precedent to Obligations of the Company

     All obligations of the Company under this Agreement are subject to the fulfillment, on or prior to the date first set forth above, of each of the following conditions:

     (a) GE's representations and warranties contained in this Agreement shall be true and correct in all material respects as of the date first set forth above as though such representations and warranties were made as of such time; and

     (b) All documents contemplated by this Agreement shall have been executed by the parties or shall be executed by the parties simultaneously with the execution of this Agreement.

 Section 3.2   Conditions Precedent to Obligations of GE

     All obligations of GE under this Agreement are subject to the fulfillment, on or prior to the date first set forth above, of each of the following conditions:

     (a) The Company's representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the date first set forth above, as though such representations and warranties were made as of such time; and

     (b) All documents contemplated by this Agreement shall have been executed by the parties or shall be executed by the parties simultaneously with the execution of this Agreement.

 Section 3.3   Further Action

     Each of the parties hereto shall, subject to the fulfillment of or before the date first set forth above of each of the conditions to its performance set forth in this Article III or any waiver thereof by any of the parties, perform such further acts and execute such documents as may be reasonably required to effectuate the transactions contemplated hereby.

                          ARTICLE IV

                         Miscellaneous

 Section 4.1  Stop Transfer Instructions

     GE authorizes the Company to issue stop transfer instructions to its stock transfer agent, or, so long as it may act as its own transfer agent, to make a stop transfer notation in the stock records of the Company.

 Section 4.2   Governing Law

     The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York, excluding its conflict of law rules.

 Section 4.3   Third Party Beneficiaries

     Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

 Section 4.4   Severability

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

 Section 4.5   Captions

     The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

 Section 4.6   Notices

     Any notice or other communications required or permitted hereunder shall be in writing and be sufficiently given if delivered in person or sent by facsimile or by registered or certified mail, postage prepaid, addressed as follows:

          If to GE, to:

               General Electric Company
               Medical Systems Division
               P.O. Box 414
               Milwaukee, Wisconsin 53201
               Attention:   General Counsel
               Facsimile:   (414) 544-3573

          and if to Company, to:

               Star Technologies, Inc.
               515 Shaw Road
               Sterling, Virginia 20166
               Attention:   Treasurer
               Facsimile:   (703) 478-3600

 or such other address as shall be furnished in writing by either party to the other, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by facsimile or mailed.

 Section 4.7   Parties in Interest

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, that neither party may assign its rights or delegate its obligations hereunder without the prior written consent of the other party, and any attempt to so assign or delegate without such consent shall be void.

 Section 4.8   Counterparts

     This Agreement may be executed in one or more counterparts (or upon separate signature pages bound together into one or more counterparts), all of which taken together shall constitute one instrument.

 Section 4.9   Waiver

     Waiver by either party of any breach or failure to comply with any provision of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other breach of or failure to comply with any other provisions of this Agreement.

  Section 4.10   Entire Agreement

     This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

 Section 4.11  Amendments

     This Agreement may not be amended or modified orally, but only by an agreement in writing signed by the parties hereto.

       IN WITNESS WHEREOF, each of GE and the Company has caused this Stock Option Agreement to be duly executed by its duly authorized representative on the date first set forth above.

                              GENERAL ELECTRIC COMPANY



                              By /s/ Keith S. Sherin
                                 Name: . . . . . . . . Keith S. Sherin
                                 Title:. . . . . . . . .Vice President

                              STAR TECHNOLOGIES, INC.



                              By /s/ Robert C. Compton
                                 Name: . . . . . . . Robert C. Compton
                                 Title:. . . . . . . . . . . President

  EXHIBIT A TO STOCK OPTION AGREEMENT

                        NOTICE OF EXERCISE

 General Electric Company
 Medical Systems Division
 P.O. Box 414
 Milwaukee, Wisconsin 53201

     Pursuant to the Stock Option Agreement dated August 16, 1996 between General Electric Company ("GE") and Star Technologies, Inc. (the "Company") (the "Agreement"), the Company hereby elects to exercise its option to purchase the Shares (as defined in the Agreement).

     Concurrently with delivery of this Notice of Exercise, the Company has paid to GE the Purchase Price (as defined in the Agreement).
                              Very truly yours,
                              STAR TECHNOLOGIES, INC.

                              By____________________________

 Receipt of the above
 is hereby acknowledged:
 GENERAL ELECTRIC COMPANY

 By___________________________